UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 22, 2007

Senesco Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification
of Incorporation)		No.)

303 George Street, Suite 420,
New Brunswick, New Jersey		08901
(Address of Principal Executive Offices)		(Zip Code)

(732) 296-8400

(Registrant’s telephone number,
including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

EXPLANATORY NOTE

We are filing this Form 8-K/A to clarify the date upon which we appointed McGladrey & Pullen, LLP to serve as our independent registered public accounting firm.

Item 4.01. Changes in Registrant’s Certifying Accountant.

As previously disclosed on a Form 8-K and Form 8-K/A filed on October 24, 2007 and November 20, 2007, respectively, on October 22, 2007, Senesco Technologies, Inc. (the “Company”) was notified that the partners of Goldstein Golub Kessler LLP (“GGK”), became partners of McGladrey & Pullen, LLP in a limited asset purchase agreement and that its position as the independent registered public accounting firm for the Company will cease upon completion of its procedures regarding the following: (i) the unaudited interim financial statements of the Company as of September 30, 2007 and for the three month period ending September 30, 2007 and (ii) the Form 10-Q of the Company for the quarter ending September 30, 2007.  GGK completed such procedures regarding the Form 10Q and related unaudited interim financial statements of the Company on November 9, 2007.  As a result, on November 19, 2007, GGK resigned as the Company’s independent registered public accounting firm.  Effective November 19, 2007, the audit committee of the Company appointed McGladrey & Pullen, LLP as the independent registered public accounting firm for the Company.

Prior to the appointment as its independent registered public accounting firm, the Company has not consulted McGladrey & Pullen, LLP on any of the matters referenced in Regulation S-K Item 304(a)(2).

The decision to engage McGladrey & Pullen, LLP was approved by the audit committee of the board of directors.

The audit reports of GGK on the consolidated financial statements of Senesco Technologies, Inc. and subsidiary as of and for the years ended June 30, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. GGK’s 2007 report relating to GGK’s audit of Company’s consolidated financial statements for the fiscal year ended June 30, 2007 included an emphasis paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern.

In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended June 30, 2007 and 2006 and through the date of this Current Report, there were: (i) no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GGK a copy of the disclosures in this Form 8-K/A and has requested that GGK furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GGK agrees with the Company’s statements in this Form 8-K/A. A copy of the letter dated November 20, 2007, furnished by GGK in response to that request is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01.       Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
16.1	Letter from Goldstein Golub Kessler LLP, dated November 20, 2007, regarding change in certifying accountant (1)
16.2	Letter from Goldstein Golub Kessler LLP, dated November 28, 2007, regarding change in certifying accountant

(1)  Previously filed as an exhibit to Form 8-K/A on November 20, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: November 28, 2007	By	/s/ Bruce Galton
	Name:	Bruce Galton
	Title:	President and Chief Executive Officer